EXHIBIT 99.1

SEVERANCE AGREEMENT AND FULL MUTUAL RELEASE

This Severance Agreement and Full Mutual Release (“Agreement”) is made by and between Maris J. Licis (“Employee”) and Tactical Solution Partners, Inc. (“the Company”). Employee and the Company are both parties to this Agreement and are collectively referred to herein as the “Parties.” Both Employee and the Company desire to enter into this Agreement to fully resolve all questions of compensation, entitlement to benefits, and any and all other claims, whether known or unknown, which the Parties may have relating to Employee’s employment with, and separation from, the Company.

NOW, THEREFORE, in consideration of the mutual promises, agreements and representations contained herein, and intending to be legally bound hereby, the Parties agree as follows:

1.

Definitions. As used in this Agreement, any reference to Employee shall include himself, and in their capacities as such, his attorneys, heirs, administrators, representatives, executors, legatees, successors, agents and assigns. As used in this Agreement, any reference to the Company shall include itself, its predecessors, successors, controlling or related entities, affiliates, divisions, subsidiaries, managing agents, and joint ventures, and, in their capacities as such, all of their past, present and future representatives, agents, assigns, attorneys, directors, officers, partners, shareholders and employees (except Employee).

2.

Release. Except as to the promises made in this Agreement, the Parties hereby fully, forever, irrevocably and unconditionally release, remise, settle and discharge each other from any and all manner of claims, charges, complaints, debts, liabilities, demands, actions, causes of action, suits, rights, covenants, contracts, controversies, agreements, promises, omissions, damages, obligations and expenses of any kind, including attorneys’ fees, whether known or unknown, which they had, now have, or hereafter may have against each other arising from, or relating in any way to, Employee’s employment relationship with the Company, including, but not limited to, Title VII, the Age Discrimination In Employment Act, the Older Worker Benefit Protection Act, the Pennsylvania Human Relations Act, and any other federal, state or local statutes, or common law under which Employee can waive his rights. It is expressly agreed and understood that this is a GENERAL RELEASE of such claims.

3.

Company’s Obligations. In consideration for this Agreement, and in addition to the Release set forth in Paragraph 2 above, the Company agrees that it shall:

(a)

pay to Employee, commencing on the 29th day of September, 2007 the sum of thirty-three thousand two hundred eighty-seven dollars and sixty-seven cents($33,287.67) (the “Cash Severance Payment”), payable bi-weekly in the amount of five thousand one hundred ninety-two Dollars and thirty-one cents ($5,192.31) until such time as the Cash Severance Payment is paid in full; provided however that the Company shall be permitted to deduct any withholding taxes from the Cash Severance Payment on a bi-weekly basis;

(b)

grant the Employee the sum of one hundred fifty thousand (150,000) shares of restricted common stock (from the January 19,2006 issuance) of the Company (the “Stock Grant”) minus and withholding taxes;

(c)

make no negative or disparaging remarks regarding the employee

(d)

Aside from the obligations set forth in this Section 3(a),(b) and (c), the Company shall have no further obligation to the Employee and any and all agreements, commitments or other obligation of any kind, whether verbal or written, between Employee and the Company is hereby terminated and neither party shall have any further obligation to the other except as specifically set forth in this Agreement.

4.

Employee's Obligation. In consideration of this Agreement, and in addition to the release set forth in paragraph 2 above, Employee agrees that he shall:

(a)

keep confidential the terms of this Agreement, and not disclose or publish same, except in response to a subpoena, or except to his immediate family members, his financial advisor, his attorney, or to his accountant for the purpose of filing government tax returns;

(b)

not discuss with anyone other than those persons included in subsection (a) above, including but not limited to, current, former or prospective employees of the Company, the terms and conditions of his employment with the Company, or the termination of his employment with the Company, unless otherwise required by law to do so;

(c)

make no negative or disparaging comments of any kind about the Company to any person or entity;

(d)

immediately return to Company any equipment or documents that have not already been returned; and

(e)

not seek employment with the Company in the future; and

(f)

return to treasury of the Company any and all other shares of stock previously granted to Employee..

5.

Acknowledgment. Employee acknowledges that if he materially breaches any of the provisions of paragraph 4 of this Agreement, in addition to any other of the Company's rights and remedies, the Company shall immediately cease all payments or benefits described in paragraph 3 above and Employee shall be obligated to return any consideration already paid by the Company in exchange for said promises. Employee further acknowledges that the consideration being provided by the Company is more than the Employer is required to provide under its normal policies, practices or employee benefit plans and represents benefits to which Employee is not otherwise entitled.

6.

Covenant Not To Sue. Employee warrants that he has not filed any complaints, charges or claims for relief against the Company with any local, state or federal court or administrative agency that are currently outstanding. Employee further agrees and covenants not to sue the Company with respect to any matter arising before the effective date of this Agreement or covered by the release set forth in paragraph 2 above.

7.

No Admission of Liability. It is expressly understood and agreed that this Agreement, and any acts undertaken hereunder, shall not be construed as an admission of liability or wrongdoing on the part of either Party under any law, regulation or ordinance.

8.

Controlling Law. This Agreement and all matters arising out of, or relating to it, shall be governed by, and construed in accordance with, the laws of the State of Delaware.

9.

Jurisdiction. Any action arising out of, or relating to, any of the provisions of this Agreement may, at the election of the Company, be brought and prosecuted only in the courts of, or located in, the State of Delaware, and in the event of such election, the Parties consent to the jurisdiction and venue of said courts.

10.

Severability. If any provision of this Agreement is construed to be invalid, illegal or unenforceable, then the remaining provisions hereof shall not be affected thereby and shall be enforceable without regard thereto, except that, in the event the release in paragraph 2 is held to be invalid or unenforceable, Employee agrees that he shall be obligated to return any consideration already provided by the Company in exchange for said release, and that the Company shall have no obligation to provide any further consideration.

11.

Section Headings. Section and subsection headings in this Agreement are for convenience of reference only and shall neither constitute a part of this Agreement nor affect its interpretation.

12.

Amendment. The Parties agree that this Agreement may not be altered, amended, or modified, in any respect, except by a writing duly executed by both Parties.

13.

Entire Agreement. The Parties understand that no promise, inducement, or other agreement not expressly contained herein has been made conferring any benefit upon them; that the Agreement contains the entire Agreement between the Parties; and that the terms of the Agreement are contractual and not recitals only.

14.

ACKNOWLEDGEMENT. EMPLOYEE ACKNOWLEDGES THAT HE WAS GIVEN A PERIOD OF 21 DAYS COMMENCING ON 28 September, 2007, IN WHICH TO CONSIDER THIS AGREEMENT BEFORE SIGNING IT; THAT HE MAY USE AS MUCH OF THIS 21-DAY PERIOD AS HE WISHES PRIOR TO SIGNING; THAT HE MAY REVOKE THIS AGREEMENT WITHIN SEVEN (7) DAYS OF SIGNING IT; AND THAT, FOR SUCH REVOCATION TO BE EFFECTIVE, WRITTEN NOTICE MUST BE RECEIVED IN WRITING NO LATER THAN THE CLOSE OF BUSINESS ON THE SEVENTH DAY AFTER EMPLOYEE HAS SIGNED THIS AGREEMENT. IF EMPLOYEE REVOKES THIS AGREEMENT, IT SHALL NOT BE EFFECTIVE OR ENFORCEABLE, AND EMPLOYEE WILL NOT RECEIVE THE CONSIDERATION DESCRIBED IN PARAGRAPH 3 ABOVE. IF EMPLOYEE MATERIALLY BREACHES ANY PROVISION OF THIS AGREEMENT AFTER IT HAS BECOME EFFECTIVE, EMPLOYEE SHALL NOT RECEIVE ANY REMAINING CONSIDERATION THAT HAS NOT YET BEEN PAID AT THE TIME OF THE BREACH, AND SHALL BE OBLIGATED TO RETURN ANY CONSIDERATION ALREADY PAID.

EMPLOYEE REPRESENTS THAT HE HAS READ THE TERMS OF THIS AGREEMENT; THAT HE HAS HAD AN OPPORTUNITY TO FULLY DISCUSS AND REVIEW THE TERMS OF THIS AGREEMENT WITH HIS ATTORNEY; THAT HE UNDERSTANDS THE CONTENTS HEREOF; AND THAT HE FREELY AND VOLUNTARILY ASSENTS TO ALL THE TERMS AND CONDITIONS HEREOF, AND SIGNS THE SAME AS HIS OWN FREE ACT, AND WITH THE INTENTION OF RELEASING THE COMPANY FROM EACH AND EVERY CLAIM RELATING IN ANY WAY TO HIS EMPLOYMENT WITH THE COMPANY.

IN WITNESS WHEREOF, and intending to be legally bound, the Parties agree to the terms of this Agreement.

For Tactical Solution Partners, Inc:

Date: 2 October 2007	By:	/s/ RICHARD A. SAJAC
Richard A. Sajac

For Employee

Date: 3 October 2007		/s/ MARIS J. LICIS
Maris J. Licis